Note 27 - Adoption of Stock Option Plan	12 Months Ended
Sep. 30, 2011
Adoption of Stock Option Plan
Adoption of Stock Option Plan

(27)     ADOPTION OF STOCK OPTION PLAN

On March 1, 2010, the Company’s Board of Directors adopted the Lizhan Environmental Corporation 2010 Stock Option Plan (the “2010 Plan”).  The 2010 Plan allows the Company to grant stock options to officers, directors (whether or not they are employed by the Company), executive, managerial, professional or administrative employees of, and consultants to, the Company, its parent, subsidiaries and joint ventures (collectively, “key persons”) as the Committee in its sole discretion shall select. Up to 1,875,000 shares of the Company’s common stock may be issued under the 2010 Plan. The purpose of the 2010 Plan is to provide certain key individuals with compensation for initiative and incentives.

The Company has not granted any options under the 2010 Plan as of September 30, 2011.